CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Allowances for doubtful accounts (in dollars)	$ 6	$ 0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	20,000,000	20,000,000
Common stock, shares issued	3,783,874	3,783,874
Common stock, shares outstanding	3,783,874	3,783,874
Treasury shares	5,049	5,049